Exhibit 99.1

                        SOUTHCOAST FINANCIAL CORPORATION
                       ENDORSEMENT SPLIT DOLLAR AGREEMENT

         This ENDORSEMENT SPLIT DOLLAR AGREEMENT (this "Agreement") is entered into as of this ___ day of _________, by and between Southcoast Financial Corporation, a South Carolina corporation ("Southcoast"), and ___________ an executive of Southcoast (the "Executive").

         WHEREAS,   to  encourage   the  Executive  to  remain  an  employee  of
Southcoast, Southcoast is willing to divide the death proceeds of a life insurance policy on the Executive's life, and

         WHEREAS, Southcoast will pay life insurance premiums from its general assets.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                    ARTICLE 1
                               GENERAL DEFINITIONS

         Capitalized terms not otherwise defined in this Agreement are used herein as defined in the January 1, 2008 Salary Continuation Agreement between Southcoast Community Bank, a wholly owned subsidiary of Southcoast, and the Executive. The following terms shall have the meanings specified.

         1.1 "Administrator" means the administrator described in Article 7.

         1.2 "Executive's Interest" means the benefit set forth in section 2.2.

         1.3 "Insured" means the Executive.

         1.4 "Insurer" means each life insurance carrier for which there is a Split Dollar Policy Endorsement attached to this Agreement.

         1.5 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value immediately prior to the Executive's death.

         1.6 "Policy" means the specific life insurance policy or policies issued by the Insurer.

         1.7 "Split Dollar Policy Endorsement" means the form required by the Administrator or the Insurer to indicate the Executive's interest, if any, in a Policy on the Executive's life.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

         2.1 Southcoast Ownership. Southcoast is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. Southcoast shall be the beneficiary of the remaining death proceeds of the Policy after the Executive's interest is paid according to section 2.2 below.

         2.2 Death Benefit. Provided the Executive's death occurs (x) before the earlier of the date of the Executive's Separation from Service or the date that is six months after the date on which the Executive attains age 70 or (y) after a Change in Control that occurs before the Executive's Separation from Service, at the Executive's death the Executive's beneficiary designated in accordance with the Split Dollar Policy Endorsement shall be entitled to 100% of the Net Death Proceeds (the "Executive's Interest"). Unless a Change in Control occurs before the Executive's Separation from Service, the Executive's Interest shall be extinguished at the earlier of the date of the Executive's Separation from Service or the date that is six months after the date on which the Executive attains age 70 and the Executive's beneficiary shall be entitled to no benefits under this Agreement for the Executive's death occurring thereafter. If a Change in Control occurs before the Executive's Separation from Service, at the Executive's death the Executive's beneficiary designated in accordance with the Split Dollar Policy Endorsement shall be entitled to the Executive's Interest whether the Executive dies before or after Separation from Service. The Executive shall have the right to designate the beneficiary of the Executive's Interest.

         2.3 Comparable Coverage. Southcoast shall maintain the Policy in full force and effect. Southcoast may not amend, terminate, or otherwise abrogate the Executive's interest in the Policy unless Southcoast replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and executes a new split dollar agreement and endorsement for the comparable insurance policy. The Policy or any comparable policy shall be subject to claims of Southcoast's creditors.

         2.4 Internal Revenue Code Section 1035 Exchanges. The Executive recognizes and agrees that Southcoast may after this Agreement is adopted wish to exchange the Policy of life insurance on the Executive's life for another contract of life insurance insuring the Executive's life. Provided that the Policy is replaced or intended to be replaced with a comparable policy of life insurance, the Executive agrees to provide medical information and cooperate with medical insurance-related testing required by a prospective insurer for implementing the Policy or, if necessary, for modifying or updating to a comparable insurer.

                                    ARTICLE 3
                                    PREMIUMS

         3.1 Premium Payment. Southcoast shall pay any premiums due on the Policy.

         3.2 Economic Benefit. The Administrator shall annually determine the economic benefit attributable to the Executive based on the life insurance premium factor for the Executive's age multiplied by the aggregate death benefit


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

payable to the Executive's beneficiary. The "life insurance premium factor" is the minimum factor applicable under guidance published pursuant to Treasury Reg.
section 1.61-22(d)(3)(ii) or any subsequent authority.

         3.3 Imputed Income. (a) Southcoast shall impute the economic benefit to the Executive on an annual basis, by adding the economic benefit to the Executive's W-2, or if applicable, Form 1099.

                                    ARTICLE 4
                                   ASSIGNMENT

         The Executive may irrevocably assign without consideration all of the Executive's interest in the Policy and in this Agreement to any person, entity, or trust established by the Executive or the Executive's spouse. If the Executive transfers all of the Executive's interest in the Policy, all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in this Agreement.

                                    ARTICLE 5
                                     INSURER

         The Insurer shall be bound by the terms of the Policy only. The Insurer shall not be bound by the provisions of this Agreement.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any person or entity who has not received benefits under this Agreement that he or she believes should be paid (the "claimant") shall make a claim for benefits as follows -

                  6.1.1 Initiation - written claim. The claimant initiates a claim by submitting to the Administrator a written claim for the benefits. If the claim relates to the contents of a notice received by the claimant, the claim must be made within 60 days after the notice was received by the claimant. All other claims must be made within 180 days after the date of the event that caused the claim to arise. The claim must state with particularity the determination desired by the claimant.

                  6.1.2 Timing of Administrator response. The Administrator shall respond to the claimant within 90 days after receiving the claim. If the Administrator determines that special circumstances require additional time for processing the claim, the Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, before the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Administrator expects to render its decision.

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

                  6.1.3 Notice of decision. If the Administrator denies part or all of the claim, the Administrator shall notify the claimant in writing of the denial. The Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth -

                           (a) The specific reasons for the denial,
                           (b) A reference to the specific provisions of this Agreement on which the denial is based,
                           (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,
                           (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures, and
                           (e) A statement of the claimant's right to bring a civil action under ERISA section 502(a) after an adverse benefit determination on review.

         6.2 Review Procedure. If the Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Administrator of the denial, as follows -

                  6.2.1 Initiation - written request. To initiate the review, the claimant must file with the Administrator a written request for review within 60 days after receiving the Administrator's notice of denial.

                  6.2.2 Additional submissions - information access. The claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. Upon request and free of charge, the Administrator shall also provide the claimant reasonable access to and copies of all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

                  6.2.3 Considerations on review. In considering the review, the Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Administrator response. The Administrator shall respond in writing to the claimant within 60 days after receiving the request for review. If the Administrator determines that special circumstances require additional time for processing the claim, the Administrator can extend the response period by an additional 60 days by notifying the claimant in writing before the end of the initial 60-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Administrator expects to render its decision.

                  6.2.5 Notice of decision. The Administrator shall notify the claimant in writing of its decision on review. The Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth -

                           (a)      The specific reasons for the denial,
                           (b) A reference to the specific provisions of the Agreement on which the denial is based,
                           (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and
                           (d) A statement of the claimant's right to bring a civil action under ERISA section 502(a).

                                    ARTICLE 7
                           ADMINISTRATION OF AGREEMENT

         7.1 Administrator Duties. This Agreement shall be administered by an Administrator, which shall consist of Southcoast's board of directors or such committee as the board shall appoint. The Executive may not be a member of the Administrator. The Administrator shall have the discretion and authority to (x) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and (y) decide or resolve any and all questions that may arise, including interpretations of this Agreement.

         7.2 Agents. In the administration of this Agreement, the Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel, who may be counsel to Southcoast.

         7.3 Binding Effect of Decisions. The decision or action of the Administrator concerning any question arising out of the administration, interpretation, and application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

         7.4 Indemnification of Administrator. Southcoast shall indemnify and hold harmless the members of the Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Administrator or any of its members.

         7.5 Information. To enable the Administrator to perform its functions, Southcoast shall supply full and timely information to the Administrator on all matters relating to the date and circumstances of the retirement, death, or Separation from Service of the Executive, and such other pertinent information as the Administrator may reasonably require.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Amendment and Termination of Agreement. This Agreement may be amended or terminated solely by a written agreement signed by Southcoast and the Executive. However, this Agreement shall terminate upon the first to occur of
(x) distribution of the death benefit proceeds in accordance with section 2.2 above, or (y) the earlier of the date of the Executive's Separation from Service or the date that is six months after the date on which the Executive attains age 70, except that this Agreement shall not terminate if a Change in Control occurs before the Executive's Separation from Service (provided Separation from Service does not occur six months or more after the Executive attains age 70), or (z) termination of the January 1, 2008 Salary Continuation Agreement between Southcoast Community Bank and the Executive under Article 5 of that agreement.

         8.2 Binding Effect. This Agreement shall bind the Executive and Southcoast and their beneficiaries, survivors, executors, administrators, and transferees, and any Policy beneficiary.

         8.3 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of Southcoast nor does it interfere with Southcoast's right to discharge the Executive. It also does not require the Executive to remain an employee or interfere with the Executive's right to terminate employment at any time.

         8.4 Successors; Binding Agreement. By an assumption agreement in form and substance satisfactory to the Executive, Southcoast shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of Southcoast to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Southcoast would be required to perform this Agreement if no succession had occurred.

         8.5 Applicable Law. This Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between Southcoast and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth.

         8.7 Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held invalid, and each such other provision shall continue in full force and effect to the full extent consistent with law. If any provision of this Agreement is held invalid in part, such invalidity shall not affect the remainder of the provision not held invalid, and the remainder of the provision together with all other provisions of this Agreement shall continue in full force and effect to the full extent consistent with law.



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

         8.8 Headings. Headings and subheadings herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

         8.9 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to the address of the Executive on the books and records of Southcoast at the time of the delivery of such notice, and properly addressed to Southcoast if addressed to the board of directors, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mount Pleasant, South Carolina 29464.

         IN WITNESS WHEREOF, the Executive and a duly authorized representative of Southcoast have executed this Endorsement Split Dollar Agreement as of the date first written above.

EXECUTIVE:                                  SOUTHCOAST:
                                            Southcoast Financial Corporation

______________                            By:  _______________________
                                         Its:

           AGREEMENT TO COOPERATE WITH INSURANCE UNDERWRITING INCIDENT
                 TO INTERNAL REVENUE CODE SECTION 1035 EXCHANGE

         I acknowledge that I have read the Endorsement Split Dollar Agreement and agree to be bound by its terms, particularly the covenant on my part set forth in section 2.4 of the Endorsement Split Dollar Agreement to provide medical information and cooperate with medical insurance-related testing required by an insurer to issue a comparable insurance policy to cover the benefit provided under this Endorsement Split Dollar Agreement.


------------------------                  -------------------------------------
Witness

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:          ______________
Insurer:          Massachusetts Mutual Life Insurance Company
Policy No.:       ______________

         According to the terms of the Southcoast Financial Corporation Endorsement Split Dollar Agreement dated as of , 2007, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of the Owner's interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive rights to change the beneficiary for the proceeds payable under this paragraph and to assign all rights and interests granted under this paragraph 2 are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

         5. This Split Dollar Policy Endorsement supersedes and replaces all prior endorsements of the Insured relating to the above-referenced policy issued by the Insurer.

         6. The exercise by the Owner of the right to surrender the policy shall terminate the rights of the Insured.

         7. The Owner of the policy is Southcoast Financial Corporation. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in paragraph 2 of this Split Dollar Policy Endorsement.

         The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

         Signed at Mt. Pleasant, South Carolina this _______ day of ___________, 2007.

INSURED:                                      OWNER:
                                              Southcoast Financial Corporation


                                              By:  ____________________________

___________________________
                                              Its: ____________________________

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:          ______________
Insurer:          Security Life of Denver Insurance Company
Policy No.:       ______________

         According to the terms of the Southcoast Financial Corporation Endorsement Split Dollar Agreement dated as of , 2007, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of the Owner's interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive rights to change the beneficiary for the proceeds payable under this paragraph and to assign all rights and interests granted under this paragraph 2 are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

         5. This Split Dollar Policy Endorsement supersedes and replaces all prior endorsements of the Insured relating to the above-referenced policy issued by the Insurer.

         6. The exercise by the Owner of the right to surrender the policy shall terminate the rights of the Insured.

         7. The Owner of the policy is Southcoast Financial Corporation. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in paragraph 2 of this Split Dollar Policy Endorsement.

         The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

         Signed at Mt.  Pleasant,  South  Carolina this ____ day of  __________,
2007.

INSURED:                                     OWNER:
                                             Southcoast Financial Corporation


                                             By:  ____________________________

_____________________________
                                             Its: ____________________________


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

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:          ______________
Insurer:          New York Life Insurance Company
Policy No.:       ______________

         According to the terms of the Southcoast Financial Corporation Endorsement Split Dollar Agreement dated as of , 2007, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of the Owner's interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive rights to change the beneficiary for the proceeds payable under this paragraph and to assign all rights and interests granted under this paragraph 2 are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

         5. This Split Dollar Policy Endorsement supersedes and replaces all prior endorsements of the Insured relating to the above-referenced policy issued by the Insurer.

         6. The exercise by the Owner of the right to surrender the policy shall terminate the rights of the Insured.

         7. The Owner of the policy is Southcoast Financial Corporation. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in paragraph 2 of this Split Dollar Policy Endorsement.

         The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

         Signed at Mt. Pleasant, South Carolina this ___ day of ____________, 2007.

INSURED:                                    OWNER:
                                            Southcoast Financial Corporation


                                            By:  ____________________________

_____________________________               Its: ____________________________




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


                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:          ______________
Insurer:          West Coast Life Insurance Company
Policy No.:       ______________

         According to the terms of the Southcoast Financial Corporation Endorsement Split Dollar Agreement dated as of , 2007, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of the Owner's interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive rights to change the beneficiary for the proceeds payable under this paragraph and to assign all rights and interests granted under this paragraph 2 are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

         5. This Split Dollar Policy Endorsement supersedes and replaces all prior endorsements of the Insured relating to the above-referenced policy issued by the Insurer.

         6. The exercise by the Owner of the right to surrender the policy shall terminate the rights of the Insured.

         7. The Owner of the policy is Southcoast Financial Corporation. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in paragraph 2 of this Split Dollar Policy Endorsement.

         The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

         Signed at Mt.  Pleasant,  South  Carolina  this ___ day of  __________,
2007.

INSURED:                                OWNER:
                                        Southcoast Financial Corporation


                                        By:  ____________________________

______________________________          Its: ____________________________


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